                                                                   Annual Report
[LOGO] MFS(SM)                                                    for Year Ended
INVESTMENT MANAGEMENT                                          November 30, 1997




MFS(R) WORLD GOVERNMENTS FUND



[Graphic Omitted]



LEARNING FINANCIAL BASICS THE EASY WAY (see page 36)

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
A Discussion with the Portfolio Manager ...................................  2
Portfolio Manager's Profile ...............................................  6
Fund Facts ................................................................  7
Performance Summary .......................................................  7
Portfolio Concentration ................................................... 10
Tax Form Summary .......................................................... 10
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 23
Independent Auditors' Report .............................................. 33
MFS Investment Opportunities .............................................. 34
The MFS Family of Funds(R) ................................................ 35
The ABCs of Investing ..................................................... 36
Trustees and Officers ..................................................... 37

   HIGHLIGHTS

   o FOR THE 12 MONTHS ENDED NOVEMBER 30, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF -0.29%, CLASS B SHARES -1.08%, CLASS C SHARES -1.10%, AND CLASS I SHARES -0.12%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o BECAUSE YIELDS IN THE FUND'S TRADITIONAL MARKETS DECLINED, THE PORTFOLIO WAS RESTRUCTURED TO ALLOW MORE SIGNIFICANT WEIGHTINGS IN EMERGING-COUNTRY AND CORPORATE DEBT.

   o THE TURMOIL IN ASIAN ECONOMIES AND INVESTMENT MARKETS HAS HAD LITTLE DIRECT EFFECT ON THE FUND. ALTHOUGH WE HAVE HAD INVESTMENTS IN THESE COUNTRIES HISTORICALLY, WE HAD ALMOST NO INVESTMENTS THERE WHEN THE MARKETS BEGAN TO FALL.

   o THE STRENGTH OF THE U.S. DOLLAR AGAINST THE JAPANESE YEN AND AGAINST MOST EUROPEAN CURRENCIES CREATED A DRAG ON RETURNS THIS YEAR, NOT ONLY FOR THE FUND, BUT FOR THE ENTIRE INTERNATIONAL BOND ASSET CATEGORY.

  NOT FDIC INSURED              MAY LOSE VALUE             NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe economic momentum will carry well into the first quarter of 1998, as the money supply is increasing at a rapid rate. Because economic growth continues to be impressive, markets are likely to continue to focus on the Federal Reserve Board's (the Fed's) willingness to raise interest rates.

The U.S. government bond market has benefited from the deflationary events in Asia, while the high-yield and emerging-debt markets have come under severe pressure. Inflation remains under control, and the Fed will most likely take a wait-and-see attitude toward raising interest rates. As a result, our near-term outlook for high-grade markets is neutral to moderately positive. At the same time, high-yield markets, having gone through a substantial correction, could offer reasonable value but require careful selection. Overall, fixed-income markets appear to be reasonably valued.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

    A. Keith Brodkin
    Chairman and President

    December 15, 1997

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of Richard O. Hawkins]
    Richard O. Hawkins

For the 12 months ended November 30, 1997, Class A shares of the Fund provided a total return of -0.29%, Class B shares -1.08%, Class C shares -1.10%, and Class I shares -0.12%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 0.81% return for the J.P. Morgan Global Government Bond Index (the Morgan Index), an aggregate index of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year.

Q. COULD YOU TALK ABOUT HOW YOU'VE MANAGED THE FUND OVER THE
   PAST YEAR?
A. During the year, we re-oriented the Fund away from the Morgan Index's emphasis on larger countries toward a broader range of fixed-income opportunities. The reason for this was that yields in the Fund's traditional markets have declined to lower levels than have been the case historically, which is partly a reflection of the fact that inflation has been falling in all developed countries, not just in the United States. So, in terms of potential returns, these countries have become less attractive, which is why the portfolio was restructured to allow more significant weightings in emerging-country and corporate debt. As a result, we really have two six-month periods during which the Fund was being managed somewhat differently.

Q. HOW HAD THE FUND BEEN PERFORMING UNTIL THIS CHANGE WAS MADE?
A. The Fund had been underperforming the average fund in its category (as tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance) because that category includes many funds that have significant weightings in emerging-country debt and high-yield corporate bonds. Even now, the Fund's investments in these segments of the bond market are relatively moderate.

Q. HOW HAS THE TURMOIL IN THE ASIAN ECONOMIES AND INVESTMENT MARKETS AFFECTED THE FUND?
A. Surprisingly little. Although we have had investments in these Asian countries historically, we had almost no investments there when the markets began to fall, and the overall position in emerging-country debt markets has been brought down to below 5% of the portfolio. Our aim in investing in emerging-country debt is not to buy the wildest, riskiest bonds just to get a higher yield, but to buy bonds of countries whose fundamentals, including economic policies, we feel will help add income and capital appreciation to the portfolio.

Q. AND WHAT ABOUT THE CORPORATE SIDE?
A. We now have the flexibility to include corporate issues in the portfolio, but rather than including the lowest-rated bonds with the highest risk, we have invested a good portion of our corporate position in what are known as "crossover" bonds. These are bonds that don't yield enough for the high-yield corporate market, or that lack adequate ratings criteria for the investment-grade market. They're often neglected, but crossover bonds can provide value and capital gains if the research has been thorough and the credits are moving up toward investment-grade levels.

Q. LET'S TALK ABOUT SOME OTHER MARKETS, STARTING WITH EUROPE.
A. Europe is in a unique situation right now. Almost all economic issues have been subsumed to the issue of European monetary union (EMU). The relative performance of government debt among nations depends almost entirely on the likelihood of each country's joining the first round of EMU in 1999. This has tightened yield spreads among all European markets. In this environment, we have concentrated holdings in some of the higher-yielding markets such as Italy, Spain, Sweden, Denmark, and the United Kingdom. Even countries unlikely to join EMU in the first round, such as Sweden and the United Kingdom, have performed well in this environment. If the United Kingdom waits until 2002 or 2003 to join EMU, the government will still need to prepare its economy fairly soon in order to get the pound into the European exchange-rate mechanism over the next couple of years, and the markets have anticipated that.

Q. HOW ABOUT RUSSIA?
A. During the summer, Russia was actually one of our largest emerging-debt positions. At the time, economic fundamentals were supportive, reformers seemed to be in a strong position, and, perhaps most importantly for the market, a significant portion of its foreign debt was being rescheduled. We were optimistic that the rescheduling would take place, which it eventually did. Russian bonds performed well during the middle of the year. However, as we began to reduce our overall exposure to emerging-country debt and move into less-risky positions, we also cut back on our Russian position.

Q. COULD YOU TALK ABOUT THE DOLLAR-BLOC MARKETS (THE UNITED STATES, CANADA, AUSTRALIA, AND NEW ZEALAND)?
A. On the bond side, we have been consistently underweighted in the U.S. market in favor of one or another of the three other markets. We have been most consistently overweighted in Australia. In fact, Australian yield spreads have declined dramatically versus those of the United States and, therefore, Australian bonds have outperformed. Inflation in Australia is extremely low, even below U.S. levels. For most of the year, the economy trended weaker, and the central bank has been cutting interest rates.

Q. WILL THE ASIAN CRISIS HAVE A SEVERE IMPACT ON AUSTRALIA?
A. South Korea is Australia's number two export market, and Japan is number one. So, clearly, if the Asian crisis deepens, Australia's export side isn't going to be as strong. Domestically, the Australian economy looks stronger but, in our view, the odds of an acceleration in growth are not that great. We still like the market, in part because the Asian crisis will tend to dampen growth and inflation.

Q. AND WHAT ABOUT THE UNITED STATES?
A. The first question concerns the general direction of interest rates; the second concerns the spread markets, that is, the nongovernment sector. On interest rates, the big question is: What is the Fed going to do? Two important issues for the Fed are always growth and inflation. On the growth side, we have consistently believed the economy would remain strong because the situation for consumers is so favorable and because investment continues to be quite strong. We've been right on that; where we've not been as right is on inflation. Given our expectations of continued U.S. growth, with ever-lower unemployment and increasing constraints on resources in the economy, we had believed that inflation would stabilize and, if anything, pick up over the course of the year. But what has happened, to the surprise of many people -- including Fed Chairman Alan Greenspan -- is that inflation has fallen, as have inflation expectations. So, the most important trend for the bond market has been the surprising decline in inflation, bringing yields down despite strong growth. While our defensive position on the Treasury market hurt us in the second quarter, we changed our position as we realized inflation was continuing to perform remarkably well, and we increased the Fund's duration, or sensitivity to changes in interest rates.

Q. WHAT ABOUT THE SPREAD, OR NONGOVERNMENT MARKET?
A. There, we have made use of both the mortgage market and the corporate market. The mortgage market has outperformed U.S. Treasuries, while the corporate market has also performed well, especially some of the crossover issues that have received upgrades. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Q. WHAT HAS THE FUND BEEN DOING IN THE CURRENCY MARKETS?
A. We've had a bias toward a stronger dollar this year, especially against the Japanese yen, which has proven to be correct. What was surprising was the magnitude of the dollar's rise against European currencies, which we believed reflected excessive concern in the market about the possible weakness of the new Euro currency. But since September, the German mark's strength against the dollar has been more in line with our expectations, reflecting a more realistic assessment of prospects for the Euro. In an environment of a strong dollar, our policy is to hedge out losses that would otherwise be incurred from owning foreign assets. However, given that the nature of this Fund is to offer some international diversification, only under very extreme circumstances would we be 100% hedged, which would make the portfolio in practical terms a dollar portfolio. So the very strong dollar this year has created a significant drag on returns, not only for this Fund but for the entire international bond asset category. When the cycle turns and the dollar weakens, we believe our foreign currency exposure will again add to performance.

Q. HAVE YOU SIGNIFICANTLY INCREASED OR DECREASED POSITIONS IN ANY SECTORS THIS YEAR?
A. We started the year with a significantly overweighted position in European bonds. As the year progressed and yield spreads in Europe narrowed, we cut back on the European weighting and brought the dollar-bloc weighting up commensurately. The narrowing of spreads has reached a point at which current yield levels almost fully reflect the advent of the single European currency.

Q. WHAT KIND OF MARKET OR ECONOMIC ENVIRONMENT DO YOU ANTICIPATE GOING INTO
   1998?
A. It almost entirely hinges on Asia. That situation contains the kernels of what could turn out to be something similar to the Latin American debt debacle of the 1980s. The Asian nations are trade oriented and have close financial and trade relationships with the rest of the world. If the Asian contagion spreads, it would tend to bring yields down globally, creating a very bond-friendly environment. On the other hand, should a firewall be built to contain the region's economic difficulties, then the outcome could be very different. For example, given the continued strength of the U.S. economy, it's quite possible that, in the absence of Asian uncertainty, the Fed would raise interest rates. European economies are also accelerating as we go into 1998. So, for the time being, we're running a middle course, and a key strategy for our bond duration will be to determine which of the two scenarios plays out. Since Australia and New Zealand are so closely tied to Asian events, we see a potential for falling yields there as well. In Europe, fewer and fewer markets offer real value relative to Germany. Sweden and the United Kingdom, both of which are unlikely to join the EMU in the first round, still offer attractive spreads to the core markets, so we're likely to remain overweighted there for the time being. In Japan, our weighting has varied between 10% and 15% for most of the year, which is higher than the average global bond fund due to our perception that Japanese growth is unlikely to accelerate and that deflation, not inflation, remains the reality. Indeed, yields have dropped to levels that reflect this. Also, the government is under increasing pressure to come up with programs to stimulate the economy and provide capital for the banking sector. So we will remain in that 10% to 15% range initially, but should new policy initiatives appear likely to succeed in boosting growth, we would reduce the weighting in Japan. We expect U.S. growth to remain relatively solid despite any Asian impact, and therefore continue to prefer corporate bonds to U.S. government and mortgage bonds. The high degree of uncertainty in emerging economies suggests a cautious stance for the time being but, on a longer-term basis, emerging-country debt still looks attractive.

/s/ Richard O. Hawkins
    Richard O. Hawkins
    Portfolio Manager

   PORTFOLIO MANAGER'S PROFILE

   RICHARD O. HAWKINS JOINED MFS IN 1988 AND WAS NAMED VICE PRESIDENT IN 1991, SENIOR VICE PRESIDENT IN 1994, AND INTERNATIONAL FIXED INCOME DEPARTMENT HEAD IN 1995. A GRADUATE OF BROWN UNIVERSITY, HE HOLDS A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM THE UNIVERSITY OF PENNSYLVANIA WHARTON SCHOOL OF FINANCE AND COMMERCE AND HAS MANAGED MFS(R) WORLD GOVERNMENTS FUND SINCE 1996.

   NOTE TO SHAREHOLDERS: EFFECTIVE JANUARY 12, 1998, THE FUND WILL BE MANAGED BY JAMES T. SWANSON. MR. SWANSON JOINED MFS(R) IN 1985 AS VICE PRESIDENT -- INVESTMENTS AND WAS NAMED SENIOR VICE PRESIDENT IN 1989. HE IS A GRADUATE OF COLGATE UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION.

FUND FACTS

 OBJECTIVE:                    THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK
                               INCOME AND CAPITAL APPRECIATION.

 COMMENCEMENT OF INVESTMENT OPERATIONS: FEBRUARY 26, 1981

 CLASS INCEPTION:              CLASS A  FEBRUARY 26, 1981
                               CLASS B  SEPTEMBER 7, 1993
                               CLASS C  JANUARY 3, 1994
                               CLASS I  JANUARY 2, 1997

 SIZE:                         $276.7 MILLION NET ASSETS AS OF NOVEMBER 30, 1997

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS World Governments Fund -- Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-year period ended November 30, 1997)

                                                                     J.P. Morgan
                MFS          Salomon Brothers                          Global
         World Governments   World Government      Consumer           Government
          Fund - Class A        Bond Index      Price Index - U.S.    Bond Index
         -----------------   ---------------    ------------------   -----------
11/92        $ 9,522             $10,000             $10,000           $10,000
11/93        $11,106             $11,301             $10,268           $11,218
11/94        $10,592             $11,629             $10,542           $11,451
11/95        $12,067             $13,738             $10,813           $13,527
11/96        $12,955             $14,503             $11,169           $14,397
11/97        $12,917             $14,464             $11,409           $14,513

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended November 30, 1997)

                             J.P. Morgan
               MFS              Global      Salomon Brothers
        World Governments     Government    World Government      Consumer
         Fund - Class A       Bond Index       Bond Index     Price Index - U.S.
        -----------------    -----------    ----------------  -----------------
11/87       $ 9,522            $10,000          $10,000           $10,000
11/89       $10,782            $11,460          $11,220           $10,904
11/91       $13,819            $14,240          $14,000           $11,934
11/93       $17,408            $17,380          $17,460           $12,627
11/95       $18,915            $20,960          $21,230           $13,298
11/97       $20,248            $22,489          $22,352           $14,030

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 1997

                                                             1 Year      3 Years      5 Years     10 Years
------------------------------------------------------------------------------------------------------------
MFS World Governments Fund (Class A)
  including 4.75% sales charge (SEC results)                 -5.00%       +5.11%       +5.25%       +7.31%
------------------------------------------------------------------------------------------------------------
MFS World Governments Fund (Class A)
  at net asset value                                         -0.29%       +6.84%       +6.29%       +7.84%
------------------------------------------------------------------------------------------------------------
MFS World Governments Fund (Class B)
  with CDSC (SEC results)                                    -4.96%       +5.07%       +5.27%       +7.46%
------------------------------------------------------------------------------------------------------------
MFS World Governments Fund (Class B)
  at net asset value                                         -1.08%       +5.95%       +5.55%       +7.46%
------------------------------------------------------------------------------------------------------------
MFS World Governments Fund (Class C)
  with CDSC (SEC results)                                    -2.07%       +6.03%       +5.62%       +7.50%
------------------------------------------------------------------------------------------------------------
MFS World Governments Fund (Class C)
  at net asset value                                         -1.10%       +6.03%       +5.62%       +7.50%
------------------------------------------------------------------------------------------------------------
MFS World Governments Fund (Class I)
  at net asset value                                         -0.12%       +6.90%       +6.33%       +7.86%
------------------------------------------------------------------------------------------------------------
Average general world income fund*                           +2.27%       +9.38%       +7.09%       +7.46%
------------------------------------------------------------------------------------------------------------
Salomon Brothers World Government Bond Index**+              -0.27%       +7.54%       +7.66%       +8.38%
------------------------------------------------------------------------------------------------------------
J.P. Morgan Global Government Bond Index*                    +0.81%       +8.22%       +7.73%       +8.44%
------------------------------------------------------------------------------------------------------------
Consumer Price Index+#                                       +2.15%       +2.67%       +2.67%       +3.44%
------------------------------------------------------------------------------------------------------------
 *  Source: Lipper Analytical Services, Inc.
**  The Salomon Brothers World Government Bond Index is unmanaged and consists of complete universes of government bonds with remaining maturities of at least five years.
 +  Source: CDA/Wiesenberger.
 #  The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 4.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class B and Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the inception of Class B and Class C shares. Because operating expenses attributable to Class B and Class C shares are higher than those of Class A shares, Class B and Class C share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B and Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the inception of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1997

LARGEST SECTORS

International                           69.6%
Corporate                               17.5%
U.S. Treasuries                          7.3%
Emerging Markets                         2.5%
Cash                                     3.1%

For a more complete breakdown, refer to the Portfolio of Investments.

   TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

PORTFOLIO OF INVESTMENTS - November 30, 1997

Bonds - 84.1%
----------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
ISSUER                                                               (000 OMITTED)                  VALUE
----------------------------------------------------------------------------------------------------------
Foreign Bonds - 63.7%
  Australia - 6.0%
    Commonwealth of Australia, 9.5s, 2003                       AUD         20,700           $ 16,541,770
----------------------------------------------------------------------------------------------------------
  Canada - 1.1%
    Gulf Canada Resources Ltd., 9.25s, 2004 (Oil Services)        $          2,900           $  3,059,993
----------------------------------------------------------------------------------------------------------
  Denmark - 1.8%
    BRF Kredit, 8s, 2026 (Bank)                                 DKK          7,607           $  1,177,836
    Kingdom of Denmark, 7s, 2007                                             9,672              1,553,153
    Nykredit, 8s, 2026 (Bank)                                               12,202              1,892,029
    Realkredit Danmark, 8s, 2026 (Bank)                                      3,475                538,571
                                                                                             ------------
                                                                                             $  5,161,589
----------------------------------------------------------------------------------------------------------
  Germany - 11.7%
    Colt Telecom Group PLC, 8.875s, 2007 (Telecommunications)   DEM          1,800           $  1,015,000
    Germany Federal Republic, 6s, 2016                                      40,620             23,487,755
    Germany Federal Republic, 6s, 2007                                      13,158              7,753,821
                                                                                             ------------
                                                                                             $ 32,256,576
----------------------------------------------------------------------------------------------------------
  Italy - 5.2%
    Republic of Italy, 9.5s, 1999                               ITL     16,550,000           $ 10,017,357
    Republic of Italy, 9.5s, 2006                                        5,910,000              4,232,912
                                                                                             ------------
                                                                                             $ 14,250,269
----------------------------------------------------------------------------------------------------------
  Japan - 6.4%
    Federal National Mortgage Assn., 2.125s, 2007               JPY      1,050,000           $  8,305,712
    Nippon Telegraph & Telephone Corp., 2.5s, 2007
      (Telecommunications)                                               1,174,000              9,406,167
                                                                                             ------------
                                                                                             $ 17,711,879
----------------------------------------------------------------------------------------------------------
  New Zealand - 10.2%
    Government of New Zealand, 8s, 2001                         NZD          9,500           $  6,042,206
    Government of New Zealand, 8s, 2004                                     34,000             22,222,222
                                                                                             ------------
                                                                                             $ 28,264,428
----------------------------------------------------------------------------------------------------------
  Russia - 0.3%
    City of Moscow, 9.5s, 2000##                                  $          1,000           $    963,960
----------------------------------------------------------------------------------------------------------
  South Korea - 2.2%
    Shinhan Bank, 7.25s, 2002 (Bank)                              $          6,500           $  5,944,770
----------------------------------------------------------------------------------------------------------
  Spain - 3.0%
    Government of Spain, 5s, 2001                               ESP        456,210           $  3,046,907
    Government of Spain, 10.5s, 2003                                       649,060              5,446,916
                                                                                             ------------
                                                                                             $  8,493,823
----------------------------------------------------------------------------------------------------------
  Sweden - 9.9%
    Kingdom of Sweden, 5.5s, 2002                               SEK        107,600           $ 13,714,819
    Kingdom of Sweden, 10.25s, 2000                                          1,800                256,873
    Kingdom of Sweden, 11s, 1999                                            42,500              5,848,154
    Kingdom of Sweden, 13s, 2001                                            48,100              7,621,857
                                                                                             ------------
                                                                                             $ 27,441,703
----------------------------------------------------------------------------------------------------------
  United Kingdom - 5.9%
    U.K. Treasury, 7.75s, 2006                                  GBP          5,840           $ 10,593,669
    U.K. Treasury, 10s, 2003                                                 2,900              5,628,351
                                                                                             ------------
                                                                                             $ 16,222,020
----------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                          $176,312,780
----------------------------------------------------------------------------------------------------------
U.S. Bonds - 20.4%
  Airlines - 0.8%
    Continental Airlines, Inc., 9.5s, 2001                        $          2,009           $  2,109,450
----------------------------------------------------------------------------------------------------------
  Building - 0.2%
    Building Materials Corp., 8.625s, 2006                        $            500           $    515,000
----------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.0%
    Revlon, Inc., 10.5s, 2003                                     $          1,800           $  1,899,000
    Westpoint Stevens, Inc., 8.75s, 2001                                     3,400              3,536,000
                                                                                             ------------
                                                                                             $  5,435,000
----------------------------------------------------------------------------------------------------------
  Containers - 1.6%
    Owens-Illinois, Inc., 8.1s, 2007                              $          4,200           $  4,447,128
----------------------------------------------------------------------------------------------------------
  Entertainment - 0.6%
    AMC Entertainment, Inc., 9.5s, 2009                           $          1,750           $  1,793,750
----------------------------------------------------------------------------------------------------------
  Media - 1.0%
    Cablevision Systems Corp., 9.25s, 2005                        $          2,500           $  2,625,000
----------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.0%
    Tenet Healthcare Corp., 8s, 2005                              $          2,250           $  2,272,500
    Tenet Healthcare Corp., 8.625s, 2003                                     3,235              3,372,487
                                                                                             ------------
                                                                                             $  5,644,987
----------------------------------------------------------------------------------------------------------
  Oil Services - 1.3%
    Clark Oil Refining Corp., 10.5s, 2001                         $          3,330           $  3,471,525
----------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.7%
    Red Roof Inns, Inc., 9.625s, 2003                             $          1,800           $  1,858,500
----------------------------------------------------------------------------------------------------------
  Steel - 2.0%
    Alaska Steel Holdings Corp., 9.125s, 2006                     $          2,900           $  2,987,000
    WCI Steel, Inc., 10s, 2004                                               2,650              2,742,750
                                                                                             ------------
                                                                                             $  5,729,750
----------------------------------------------------------------------------------------------------------
  Supermarkets - 0.9%
    Ralph's Grocery Co., 10.45s, 2004                             $          2,250           $  2,534,063
----------------------------------------------------------------------------------------------------------
  Telecommunications - 0.9%
    Comcast Cellular Holdings, Inc., "B", 9.5s, 2007              $          2,400           $  2,484,000
----------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 6.4%
    U.S. Treasury Strip, 0s, 2015++                               $         50,630           $ 17,706,830
----------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                             $ 56,354,983
----------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $236,806,702)                                                  $232,667,763
----------------------------------------------------------------------------------------------------------
Short-Term Obligations - 12.4%
----------------------------------------------------------------------------------------------------------
    CSFB Moscow Note, due 12/30/97+                               $          1,000           $    991,154
    Federal Home Loan Bank, due 12/01/97                                     8,630              8,630,000
    Federal Home Loan Mortgage Corp., due 12/11/97                           6,900              6,889,554
    Federal Home Loan Mortgage Corp., Discount Notes,
      due 1/23/98                                                            3,920              3,888,028
    Federal Home Loan Bank, due 12/10/97                                     4,760              4,753,527
    Federal Home Loan Mortgage Corp., Discount Notes,
      due 12/04/97 - 12/08/97                                                9,036              9,027,640
----------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                              $ 34,179,903
----------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
                                                                      OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                                 (000 OMITTED)
----------------------------------------------------------------------------------------------------------
Put Options Purchased - 0.5%
----------------------------------------------------------------------------------------------------------
    Japanese Yen/April/121 (Premiums Paid, $620,677)            JPY      3,445,041           $  1,398,687
----------------------------------------------------------------------------------------------------------
Call Options Purchased
----------------------------------------------------------------------------------------------------------
    Deutsche Marks/British Pounds/March/2.775
      (Premiums Paid, $590,271)                                 DEM         52,416           $     91,151
----------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $272,197,553)                                            $268,337,504
----------------------------------------------------------------------------------------------------------
Call Options Written - (0.2)%
----------------------------------------------------------------------------------------------------------
    Japanese Yen/U.S. Dollars/May/119.000                       JPY      3,388,098           $   (518,379)
    Japanese Yen/Deutsche Marks/December/63.100                 JPY      2,093,519                  --
    Deutsche Marks/British Pounds March/2.675                   DEM         50,527                (16,118)
----------------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received $952,863)                                      $   (534,497)
----------------------------------------------------------------------------------------------------------

Put Options Written - (0.2)%
----------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
ISSUER                                                               (000 OMITTED)                  VALUE
----------------------------------------------------------------------------------------------------------
    Deutsche Marks/British Pounds/March/2.775
      (Premiums Received $228,787)                              DEM         55,721           $   (553,033)
----------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 3.4%                                                           9,420,940
----------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $276,670,914
----------------------------------------------------------------------------------------------------------
## SEC Rule 144A restriction.
 + Restricted security.
++ Segregated to cover margin requirements.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the
U.S. Dollar. A list of abbreviations is shown below.

AUD          = Australian Dollars                   GBP      = British Pounds
CAD          = Canadian Dollars                     ITL      = Italian Lire
CHF          = Swiss Francs                         JPY      = Japanese Yen
DEM          = Deutsche Marks                       NLG      = Dutch Guilders
DKK          = Danish Kroner                        NZD      = New Zealand Dollars
ESP          = Spanish Pesetas                      SEK      = Swedish Kroner
FRF          = French Francs

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

-------------------------------------------------------------------------------
NOVEMBER 30, 1997
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $272,197,553)            $268,337,504
  Cash                                                                    6,916
  Net receivable for forward foreign currency exchange
   contracts to sell                                                  1,899,005
  Net receivable for forward foreign currency exchange
    contracts closed or subject to master netting agreements          2,602,011
  Receivable for daily variation margin on open futures contracts        51,046
  Receivable for investments sold                                     2,387,606
  Receivable for Fund shares sold                                       185,430
  Interest receivable                                                 5,907,867
  Receivable for interest rate swap agreements                          464,491
  Other assets                                                            2,892
                                                                   ------------
      Total assets                                                 $281,844,768
                                                                   ------------
Liabilities:
  Payable for Fund shares reacquired                                 $  382,157
  Written options outstanding, at value (premiums received,
    $1,181,650)                                                       1,087,530
  Net payable for forward foreign currency exchange
    contracts to purchase                                             3,316,515
  Payable to affiliates -
    Management fee                                                       23,300
    Distribution and service fee                                        145,224
    Shareholder servicing agent fee                                       4,038
    Administrative fee                                                      455
  Accrued expenses and other liabilities                                214,635
                                                                   ------------
      Total liabilities                                            $  5,173,854
                                                                   ------------
Net assets                                                         $276,670,914
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $272,251,520
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                     (2,094,582)
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                     1,303,947
  Accumulated undistributed net investment income                     5,210,029
                                                                   ------------
      Total                                                        $276,670,914
                                                                   ============
Shares of beneficial interest outstanding                           24,539,103
                                                                    ==========

Class A shares:
  Net asset value per share
    (net assets of $187,151,646 / 16,500,904 shares of
     beneficial interest outstanding)                                $11.34
                                                                     ======
  Offering price per share (100 / 95.25 of net asset value
   per share)                                                        $11.91
                                                                     ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $77,962,407 / 7,003,735 shares of
     beneficial interest outstanding)                                $11.13
                                                                     ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $9,533,509 / 856,473 shares of
     beneficial interest)                                            $11.13
                                                                     ======

Class I shares:
  Net asset value and offering price per share
    (net assets of $2,023,352 / 177,991 shares of
     beneficial interest outstanding)                                $11.37
                                                                     ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 1997
-------------------------------------------------------------------------------

Net investment income:
    Interest income                                               $ 23,537,729
                                                                  ------------
  Expenses -
    Management fee                                                $  2,485,005
    Trustees' compensation                                              34,904
    Shareholder servicing agent fee                                    383,958
    Shareholder servicing agent fee (Class A)                           36,841
    Shareholder servicing agent fee (Class B)                           20,599
    Shareholder servicing agent fee (Class C)                            2,013
    Distribution and service fee (Class A)                             576,874
    Distribution and service fee (Class B)                             886,576
    Distribution and service fee (Class C)                             125,067
    Administration                                                      35,858
    Custodian fee                                                      263,925
    Printing                                                            84,235
    Auditing                                                            60,755
    Postage                                                             55,580
    Legal                                                                4,954
    Miscellaneous                                                      276,143
                                                                  ------------
      Total expenses                                              $  5,333,287
    Fees paid indirectly                                               (80,725)
                                                                  ------------
      Net expenses                                                $  5,252,562
                                                                  ------------
        Net investment income                                     $ 18,285,167
                                                                  ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $ (4,720,863)
    Written option transactions                                     (1,408,461)
    Foreign currency transactions                                   (9,401,471)
    Futures contracts                                                  344,684
    Swap agreements                                                  1,551,690
                                                                  ------------
      Net realized loss on investments and foreign currency
        transactions                                              $(13,634,421)
                                                                  ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $(16,022,594)
    Written options                                                    704,879
    Translation of assets and liabilities in foreign
      currencies                                                     6,704,252
    Futures contracts                                                   51,046
    Swap agreements                                                   (843,028)
                                                                  ------------
      Net unrealized loss on investments and foreign
        currency transactions                                     $ (9,405,445)
                                                                  ------------
        Net realized and unrealized loss on investments
          and foreign currency                                    $(23,039,866)
                                                                  ------------
          Decrease in net assets from operations                  $ (4,754,699)
                                                                  ============
See notes to financial statements


Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                                   1997                    1996
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $  18,285,167            $ 22,983,273
  Net realized gain (loss) on investments and foreign
    currency  transactions                                         (13,634,421)             11,526,142
  Net unrealized loss on investments and foreign currency
    translation                                                     (9,405,445)             (7,130,943)
                                                                 -------------            ------------
    Increase (decrease) in net assets from operations            $  (4,754,699)           $ 27,378,472
                                                                 -------------            ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $  (5,825,293)           $(43,075,354)
  From net investment income (Class B)                              (1,489,354)            (11,027,123)
  From net investment income (Class C)                                (222,681)             (1,482,641)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                 (1,408,600)                 --
  From net realized gain on investments and foreign
    currency transactions (Class B)                                   (527,589)                 --
  From net realized gain on investments and foreign
    currency transactions (Class C)                                    (75,309)                 --
  In excess of net realized gain on investments and foreign
    currency transactions (Class A)                                   (175,818)                 --
  In excess of net realized gain on investments and foreign
    currency transactions (Class B)                                    (65,852)                 --
  In excess of net realized gain on investments and foreign
    currency transactions (Class C)                                     (9,400)                 --
                                                                 -------------            ------------
    Total distributions declared to shareholders                 $  (9,799,896)           $(55,585,118)
                                                                 -------------            ------------
        Net decrease in net assets from Fund share
          transactions                                           $(109,749,292)           $(16,797,847)
                                                                 -------------            ------------
      Total decrease in net assets                               $(124,303,887)           $(45,004,493)
Net assets:
  At beginning of year                                             400,974,801             445,979,294
                                                                 -------------            ------------
At end of year (including accumulated undistributed net
  investment income of $5,210,029 and $11,463,806,
  respectively)                                                  $ 276,670,914            $400,974,801
                                                                 =============            ============
See notes to financial statements


Financial Highlights
--------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                             1997              1996              1995             1994            1993***
--------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $11.70            $12.46            $11.39           $13.37          $11.50
                                                  ------            ------            ------           ------          ------
Income from investment operations# -
  Net investment income                           $ 0.64            $ 0.65            $ 0.76           $ 0.63          $ 0.58
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions                                    (0.68)             0.17              0.76            (1.17)           1.29
                                                  ------            ------            ------           ------          ------
      Total from investment operations            $(0.04)           $ 0.82            $ 1.52           $(0.54)         $ 1.87
                                                  ------            ------            ------           ------          ------
Less distributions declared to shareholders -
  From net investment income                      $(0.25)           $(1.58)           $  --            $(1.15)         $  --
  From net realized gain on investments
   and foreign currency transactions               (0.06)              --              (0.45)           (0.29)            --
  In excess of net realized gain on
   investments and foreign currency
   transactions                                    (0.01)              --                --               --              --
                                                  ------            ------            ------           ------          ------
      Total distributions declared to
       shareholders                               $(0.32)           $(1.58)           $(0.45)          $(1.44)         $  --
                                                  ------            ------            ------           ------          ------
Net asset value - end of period                   $11.34            $11.70            $12.46           $11.39          $13.37
                                                  ======            ======            ======           ======          ======
Total return+                                    (0.29)%             7.36%            13.93%          (4.63)%          17.77%*
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       1.35%             1.42%             1.51%            1.54%           1.54%*
  Net investment income                            5.75%             5.70%             6.42%            5.45%           5.66%*
Portfolio turnover                                  335%              370%              277%             358%            179%*
Net assets at end of period (000 omitted)       $187,152          $283,770          $343,188         $370,110        $443,304

  * Annualized.
*** For the 11 months ended November 30, 1993.
  # Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  + Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements


Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                              1992              1991              1990             1989            1988
-----------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $12.63            $12.00            $11.45           $11.11          $11.87
                                                   ------            ------            ------           ------          ------
Income from investment operations -
  Net investment income                            $ 0.87            $ 0.94            $ 0.98           $ 1.07          $ 0.94
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions                                     (0.70)             0.67              1.07            (0.26)          (0.42)
                                                   ------            ------            ------           ------          ------
      Total from investment operations             $ 0.17            $ 1.61            $ 2.05           $ 0.81          $ 0.52
                                                   ------            ------            ------           ------          ------
Less distributions declared to shareholders -
  From net investment income                       $(1.30)           $(0.75)           $(0.95)          $(0.47)         $(0.90)
  From net realized gain on investments and
   foreign currency transactions                   --                --                 (0.50)             --            (0.32)
  From paid in capital                             --                 (0.23)            (0.05)             --            (0.06)
                                                   ------            ------            ------           ------          ------
      Total distributions declared to
       shareholders                                $(1.30)           $(0.98)           $(1.50)          $(0.47)         $(1.28)
                                                   ------            ------            ------           ------          ------
Net asset value - end of period                    $11.50            $12.63            $12.00           $11.45          $11.11
                                                   ======            ======            ======           ======          ======
Total return+                                       1.35%            13.42%            17.90%            7.27%           3.68%
Ratios (to average net assets)/Supplemental data:
  Expenses                                          1.53%             1.61%             1.44%            1.42%           1.12%
  Net investment income                             6.78%             7.75%             8.06%            8.42%           7.91%
Portfolio turnover                                   163%              208%              220%             282%            232%
Net assets at end of period (000 omitted)        $340,347          $286,089          $145,202         $124,935        $190,590

+ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                            1997              1996              1995              1994            1993***
-----------------------------------------------------------------------------------------------------------------------------------
                                                CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $11.50            $12.28            $11.32            $13.35          $13.22
                                                 ------            ------            ------            ------          ------
Income from investment operations# -
  Net investment income                          $ 0.55            $ 0.54            $ 0.65            $ 0.56          $ 0.07
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                  (0.68)             0.17              0.76             (1.19)           0.06
                                                 ------            ------            ------            ------          ------
      Total from investment operations           $(0.13)           $ 0.71            $ 1.41            $(0.63)         $ 0.13
                                                 ------            ------            ------            ------          ------
Less distributions declared to shareholders -
  From net investment income                     $(0.17)           $(1.49)           $  --             $(1.11)         $  --
  From net realized gain on investments
    and foreign currency transactions             (0.06)              --              (0.45)            (0.29)            --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  (0.01)              --                --                --              --
                                                 ------            ------            ------            ------          ------
                                                                                                                       $
      Total distributions declared to
       shareholders                              $(0.24)           $(1.49)           $(0.45)           $(1.40)         --
                                                 ------            ------            ------            ------          ------
Net asset value - end of period                  $11.13            $11.50            $12.28            $11.32          $13.35
                                                 ======            ======            ======            ======          ======
Total return                                    (1.08)%             6.39%            13.01%           (5.39)%           4.32%*
Ratios (to average net assets)/Supplemental data:
  Expenses##                                      2.10%             2.27%             2.33%             2.38%           2.48%*
  Net investment income                           5.03%             4.89%             5.59%             4.81%           4.72%*
Portfolio turnover                                 335%              370%              277%              358%            179%*
Net assets at end of period (000 omitted)       $77,962          $102,717           $90,978           $73,458         $24,590

  * Annualized.
*** For the period from the inception of Class B shares, September 7, 1993, through November 30, 1993.
  # Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                      1997              1996              1995              1994**
-------------------------------------------------------------------------------------------------------------------------
                                                          CLASS C
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $11.51            $12.29            $11.31            $12.30
                                                           ------            ------            ------            ------
Income from investment operations# -
  Net investment income                                    $ 0.55            $ 0.55            $ 0.66            $ 0.50
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions            (0.68)             0.17              0.77             (1.35)
                                                           ------            ------            ------            ------
      Total from investment operations                     $(0.13)           $ 0.72            $ 1.43            $(0.85)
                                                           ------            ------            ------            ------
Less distributions declared to shareholders -
   From net investment income                              $(0.18)           $(1.50)           $  --             $(0.14)
  From net realized gain on investments and foreign
    currency transactions                                   (0.06)              --              (0.45)              --
  In excess of net realized gain on investments and
    foreign currency transactions                           (0.01)              --                --                --
                                                           ------            ------            ------            ------
      Total distributions declared to shareholders         $(0.25)           $(1.50)           $(0.45)           $(0.14)
                                                           ------            ------            ------            ------
Net asset value - end of period                            $11.13            $11.51            $12.29            $11.31
                                                           ======            ======            ======            ======
Total return                                              (1.10)%             6.56%            13.11%           (6.92)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                2.10%             2.20%             2.26%             2.32%*
  Net investment income                                     5.02%             4.97%             5.67%             5.06%*
Portfolio turnover                                           335%              370%              277%              358%*
Net assets at end of period (000 omitted)                  $9,534           $14,487           $11,813            $8,687

 * Annualized.
** For the period from the inception of Class C shares, January 3, 1994, through November 30, 1994.
 # Per share data are based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                               1997****
------------------------------------------------------------------------------
                                                                    CLASS I
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $11.24
                                                                     ------
Income from investment operations# -
  Net investment income                                              $ 0.61
  Net realized and unrealized loss on investments and
   foreign currency transactions                                      (0.48)
                                                                     ------
      Total from investment operations                               $ 0.13
                                                                     ------
Net asset value - end of period                                      $11.37
                                                                     ======
Total return                                                          1.16%**
Ratios (to average net assets)/Supplemental data:
  Expenses(S)                                                         0.99%*
  Net investment income                                               5.54%*
Portfolio turnover                                                     335%
Net assets at end of period (000 omitted)                            $2,023

   * Annualized.
  ** Not annualized.
**** For the period from the inception of Class I shares, January 2, 1997, through November 30, 1997.
   # Per share data are based on average shares outstanding.
 (S) The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS World Governments Fund (the Fund) is a non-diversified series of MFS Series Trust VII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and interest rate swaps, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may also write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts, or contracts on related options, for purposes other than hedging may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realized a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign-currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some government securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1997, $17,001,616 was reclassified from accumulated undistributed net investment income and $15,189,438 and $1,812,178 were reclassified to accumulated net realized gain and paid-in capital, respectively, due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At November 30, 1997, accumulated undistributed net investment income (realized gain on investments and foreign currency transactions) under book accounting were different from tax accounting due to temporary differences in accounting for currency transactions.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of the first $500 million of the Fund's average daily net assets and 0.70% of the Fund's average daily net assets in excess of $500 million for the Fund's then-current fiscal year.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

First $1 billion                                                 0.0150%
Next $1 billion                                                  0.0125%
Next $1 billion                                                  0.0100%
In excess of $3 billion                                          0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $10,574 for the year ended November 30, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $41,941 for the year ended November 30, 1997, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to 0.15% per annum for assets sold prior to October 1, 1989) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum (reduced to zero for an indefinite period) of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $135,002 for the year ended November 30, 1997. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. Fees incurred under the distribution plan during the year ended November 30, 1997, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $17,803 and $15,030 for Class B and Class C shares, respectively, for the year ended November 30, 1997. Fees incurred under the distribution plan during the year ended November 30, 1997, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1997, were $0, $286,497, and $5,531 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                 PURCHASES             SALES
----------------------------------------------------------------------------
U.S. government securities                    $281,238,041      $265,931,930
                                              ------------      ------------
Investments (non-U.S. government securities)  $594,624,647      $717,763,157
                                              ------------      ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $272,197,553
                                                                ------------
Gross unrealized appreciation                                   $  3,329,367
Gross unrealized depreciation                                     (7,189,416)
                                                                ------------
    Net unrealized appreciation (depreciation)                  $ (3,860,049)
                                                                ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                       YEAR ENDED NOVEMBER 30, 1997          YEAR ENDED NOVEMBER 30, 1996
                                       ----------------------------        ------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            4,755,823      $  52,604,737         3,456,886       $  38,473,626
Shares issued to shareholders
 in reinvestment of distributions        522,118          5,884,106         3,084,576          33,899,680
Shares reacquired                    (13,022,309)      (144,732,586)       (9,837,787)       (109,032,589)
                                      ----------      -------------         ---------        ------------
    Net decrease                      (7,744,368)    $  (86,243,743)       (3,296,325)     $  (36,659,283)
                                      ==========      =============         =========        ============

Class B Shares
                                       YEAR ENDED NOVEMBER 30, 1997          YEAR ENDED NOVEMBER 30, 1996
                                       ----------------------------        ------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            1,493,539      $ 16,347,711         3,389,303         $ 37,175,577
Shares issued to shareholders
 in reinvestment of distributions        148,179          1,649,221           799,999           8,704,007
Shares reacquired                     (3,571,362)       (39,111,702)       (2,665,621)        (29,293,670)
                                      ----------      -------------         ---------        ------------
    Net increase (decrease)           (1,929,644)     $ (21,114,770)        1,523,681        $ 16,585,914
                                      ==========      =============         =========        ============

Class C Shares
                                       YEAR ENDED NOVEMBER 30, 1997          YEAR ENDED NOVEMBER 30, 1996
                                       ----------------------------        ------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              205,041      $   2,248,641           663,887        $  7,297,558
Shares issued to shareholders
 in reinvestment of distributions         18,690            208,014            80,105             871,545
Shares reacquired                       (626,423)        (6,857,032)         (446,199)         (4,893,581)
                                      ----------      -------------         ---------        ------------
    Net increase (decrease)             (402,692      $  (4,400,377)          297,793        $  3,275,522
                                      ==========      =============         =========        ============

Class I Shares
                                     PERIOD ENDED NOVEMBER 30, 1997*
                                     ------------------------------
                                          SHARES             AMOUNT
-------------------------------------------------------------------
Shares sold                              271,159      $   3,046,422
Shares issued to shareholders
 in reinvestment of
 distributions                              --               --
Shares reacquired                        (93,168)        (1,036,824)
                                      ----------      -------------
    Net increase                         177,991      $   2,009,598
                                      ==========      =============
* For the period from the inception of Class I shares, January 2, 1997, through
  November 30, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1997, was $3,079.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, interest rate swap contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                       1997 CALLS                                1997 PUTS
                               ----------------------------------       ----------------------------------
                               PRINCIPAL AMOUNTS                        PRINCIPAL AMOUNTS
                                    OF CONTRACTS                             OF CONTRACTS
                                   (000 OMITTED)         PREMIUMS           (000 OMITTED)         PREMIUMS
------------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  Deutsche Marks/British Pounds           51,387       $  196,904                  53,162       $  685,137
  Japanese Government Bonds            1,321,000           95,228               4,585,000          380,655
  Swiss Francs/Deutsche Marks             35,076          106,449                  21,947          246,856
Options written -
  Australian Dollars                      23,932          123,192
  British Pounds                                                                   20,450          154,304
  Deutsche Marks/British Pounds           50,527          253,191                 145,809          392,061
  Japanese Government Bonds            6,824,000          123,804              21,425,624        1,492,956
  Japanese Yen                        21,154,476        2,503,678               5,940,789          376,754
  Japanese Yen/Deutsche Marks          4,155,519          400,625               2,220,905          123,067
  Swiss Francs/Deutsche Marks             57,887          738,072
Options terminated in closing transactions -
  Australian Dollars                     (23,932)        (123,191)
  British Pounds                                                                  (20,450)        (154,304)
  Deutsche Marks/British Pounds         (143,250)        (848,411)
  Japanese Government Bonds           (8,145,000)        (219,032)            (26,010,624)      (1,873,611)
  Japanese Yen                       (15,861,010)      (1,891,926)             (3,821,991)        (261,332)
  Japanese Yen/Deutsche Marks         (2,220,905)        (123,067)
  Swiss Francs/Deutsche Marks            (79,834)        (984,928)
Options expired -
  Deutsche Marks/British Pounds          (51,387)        (196,904)
  Japanese Yen                        (1,905,368)         (77,059)             (2,118,798)        (115,422)
  Japanese Yen/Deutsche Marks         (2,062,000)        (235,647)
  Swiss Francs/Deutsche Marks            (35,076)        (106,449)
                                       ---------       ----------              ----------       ----------
OUTSTANDING, END OF PERIOD             5,532,144       $  952,863                  55,721       $  228,787
                                       =========       ==========              ==========       ==========
Outstanding, end of period consist of:
  Deutsche Marks/British Pounds           50,527          253,192                  55,721          228,787
  Japanese Yen                         3,388,098          534,693
  Japanese Yen/Deutsche Marks          2,093,519          164,978
                                       ---------       ----------              ----------       ----------
                                       5,532,144       $  952,863                  55,721       $  228,787
                                       =========       ==========              ==========       ==========

At November 30, 1997, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                                       NET
                                                                                                UNREALIZED
                                      CONTRACTS TO                           CONTRACTS        APPRECIATION
           SETTLEMENT DATE         DELIVER/RECEIVE   IN EXCHANGE FOR          AT VALUE      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales              1/07/98  CAD         23,728,449     $  17,413,544     $  16,710,808        $   702,736
                   1/07/98  CHF         24,241,398        17,172,994        17,076,126             96,868
                   1/07/98  ESP      2,475,547,720        17,085,704        16,615,876            469,828
                   1/07/98  FRF        191,642,153        32,664,821        32,539,879            124,942
                   1/07/98  GBP          5,852,322         9,820,197         9,839,305            (19,108)
                   1/07/98  JPY      1,686,198,300        13,819,413        13,295,674            523,739
                                                        ------------      ------------        -----------
                                                        $107,976,673      $106,077,668        $ 1,899,005
                                                        ============      ============        ===========
Purchases          1/07/98  CAD         35,650,785      $ 26,070,957      $ 25,107,137        $  (963,821)
                   1/07/98  DEM         35,646,554        20,927,455        20,252,590           (674,865)
                   1/07/98  ESP      6,005,026,530        40,630,885        40,305,738           (325,147)
                   1/07/98  GBP         15,821,825        26,303,307        26,600,680            297,373
                   1/07/98  JPY      2,450,990,278        20,547,347        19,326,058         (1,221,289)
                   1/07/98  NLG         63,911,858        32,664,821        32,236,054           (428,767)
                                                        ------------      ------------        -----------
                                                        $167,144,772      $163,828,257        $(3,316,515)
                                                        ============      ============        ===========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $5,243,647 with C.S. First Boston, $3,110,698 with Merrill Lynch, and a net payable of $2,695,726 with Bankers Trust, $73,578 with Deutsche Bank, and $2,735,155 with Swiss Bank at November 30, 1997. Closed forward foreign currency exchange contracts excluded above amount to a net payable $247,875 with Goldman Sachs at November 30, 1997.

At November 30, 1997, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts

                                                                    UNREALIZED
                                                                  APPRECIATION
DESCRIPTION                 EXPIRATION  CONTRACTS   POSITION    (DEPRECIATION)
--------------------------------------------------------------------------------
Japanese 10 yr Bond      December 1997         11       Long           $51,046
                                                                       -------

At November 30, 1997, the Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

Foreign Currency Swaps
                                                                                   CASH FLOWS          UNREALIZED
                                NOTIONAL PRINCIPAL        CASH FLOWS PAID            RECEIVED        APPRECIATION
EXPIRATION                      AMOUNT OF CONTRACT           BY THE TRUST        BY THE TRUST      (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------
9/18/00                         ITL 54,517,000,000              DEM Fixed           ITL Fixed            $464,491
                                                                                                         --------
                                    DEM 55,886,212                 4.565%              5.685%

At November 30, 1997, the Fund had sufficient cash and/or securities to cover margin requirements for open foreign currency swaps.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 1997, the Fund owned the following restricted security (constituting 0.4% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service of brokers, or if not available, in good faith by or at the direction of the Trustees.

                                   DATE OF
DESCRIPTION                    ACQUISITION    PAR AMOUNT       COST      VALUE
--------------------------------------------------------------------------------
CSFB Moscow Note                   6/26/97     1,000,000   $947,535   $991,154

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VII and Shareholders of MFS World Governments Fund:

We have audited the accompanying statement of assets and liabilities of MFS World Governments Fund (the Fund), including the schedule of portfolio investments as of November 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods prior to the year ended November 30, 1994 indicated herein, were audited by other auditors whose report dated January 19, 1994 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS World Governments Fund at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.
                                                    /s/ Ernst & Young LLP

Boston, Massachusetts
January 9, 1998

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) WORLD GOVERNMENTS FUND
TRUSTEES                               CUSTODIAN
A. Keith Brodkin* - Chairman and       State Street Bank and Trust Company
President; Chairman and Director,
Massachusetts Financial Services       AUDITORS
Company                                Ernst & Young LLP

Richard B. Bailey* - Private           INVESTOR INFORMATION For MFS stock and
Investor; Former Chairman and          bond market outlooks, call toll free:
Director (until 1991), Massachusetts   1-800-637-4458 anytime from a touch-tone
Financial Services Company             telephone.

Peter G. Harwood - Private Investor    For information on MFS mutual funds,
                                       call your financial adviser or, for an
J. Atwood Ives - Chairman and Chief    information kit, call toll free:
Executive Officer, Eastern             1-800-637-2929 any business day from 9
Enterprises                            a.m. to 5 p.m. Eastern time (or leave a
                                       message anytime).
Lawrence T. Perera - Partner,
Hemenway & Barnes                      INVESTOR SERVICE
                                       MFS Service Center, Inc.
William J. Poorvu - Adjunct            P.O. Box 2281
Professor, Harvard University          Boston, MA 02107-9906
Graduate School of Business
Administration                         For general information, call toll free:
                                       1-800-225-2606 any business day from 8
Charles W. Schmidt - Private Investor  a.m. to 8 p.m. Eastern time.

Arnold D. Scott* - Senior Executive    For service to speech- or
Vice President, Director and           hearing-impaired, call toll free:
Secretary, Massachusetts Financial     1-800-637-6576 any business day from 9
Services Company                       a.m. to 5 p.m. Eastern time. (To use
                                       this service, your phone must be
Jeffrey L. Shames* - President and     equipped with a Telecommunications
Director, Massachusetts Financial      Device for the Deaf.)
Services Company
                                       For share prices, account balances, and
Elaine R. Smith - Independent          exchanges, call toll free:
Consultant David B. Stone - Chairman,  1-800-MFS-TALK (1-800-637-8255) anytime
North American Management Corp.        from a touch-tone telephone.
(investment advisers)
                                       WORLD WIDE WEB
INVESTMENT ADVISER Massachusetts       www.mfs.com
Financial Services Company 500
Boylston Street Boston, MA 02116-3741  [Dalbar Logo]        For the fourth year
                                                            in a row, MFS earned
DISTRIBUTOR                            a #1 ranking in the DALBAR, Inc.
MFS Fund Distributors, Inc.            Broker/Dealer Survey, Main Office
500 Boylston Street                    Operations Service Quality Category. The
Boston, MA 02116-3741                  firm achieved a 3.42 overall score on a
                                       scale of 1 to 4 in the 1997 survey. A
PORTFOLIO MANAGER                      total of 111 firms responded, offering
Richard O. Hawkins*                    input on the quality of service they
                                       received from 29 mutual fund companies
TREASURER                              nationwide. The survey contained
W. Thomas London*                      questions about service quality in 11
                                       categories, including "knowledge of
ASSISTANT TREASURERS                   operations contact," "keeping you
Mark E. Bradley*                       informed," and "ease of doing business"
Ellen Moynihan*                        with the firm.
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*
*Affiliated with the Investment Adviser
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MFS(R) WORLD                                                        Bulk Rate
GOVERNMENTS FUND                                                  U.S. Postage
                                                                      Paid
500 Boylston Street                                                   MFS
Boston, MA 02116-3741                                           ----------------



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(C)1998 MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116-3741
                                                   MWG-2 1/98 46M 20/220/320/820